Investor Presentation
October 2011
OTCBB: BLFS

OCTOBER 2011 INVESTOR PRESENTATION

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995 including, but not limited to, statements about BioLife Solutions, Inc. (the “Company”) and its future operating results, strategies, and product development plans. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from the results expressed or implied in these forward-looking statements. Factors that may cause or contribute to such differences are more fully discussed, as are other factors, in Part I, Item1A. “Risk
Factors” of the Company’s Form 10-K for the fiscal year ended December 31, 2010, which was filed with the SEC on March 28, 2011. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as may be legally necessary, even if the Company’s estimates should change.

OCTOBER 2011 INVESTOR PRESENTATION

Leading Innovator Serving $500M Market
NEXT-
GENERATION
PRODUCTS
SCALABLE
PRODUCTION
FACILITY
LARGE,
GROWING
CUSTOMER BASE
 Proprietary, best-in-
 class biopreserveration
 media products for
 cells, tissues and
 organs
 $25MM annual
 revenue capacity in a
 scalable GMP facility
 300+ customers and key
 distributors in strategic
 market segments:
 Regenerative
 Medicine
 Biobanking
 Drug
 Discovery

OCTOBER 2011 INVESTOR PRESENTATION

Products and Services
cGMP, Serum-free, protein-free biopreservation
media products for cells, tissues, and organs
HypoThermosol®
CryoStor®
 BloodStor®
Contract
aseptic media
formulation,
fill and
finish services
Hypothermic
storage &
shipping media
Cryopreservation
freeze media
Cord blood stem
cell freeze media

Target Markets
OCTOBER 2011 INVESTOR PRESENTATION

Biobanking
Umbilical cord blood banks, adult
stem cell banks, tissue banks,
biorepositories
Drug
Discovery
Pharmaceutical companies, cell
suppliers, toxicity testing labs
Regenerative
Medicine
Commercial cell therapy and tissue
engineering companies, hospital
based stem cell transplant centers,
university-based research labs

Regenerative Medicine Opportunity
Use of traditional, archaic “home brew” cocktail results
in yield loss and limited shelf life of precious cells
intended for clinical applications.
Developers face increasing quality and regulatory
pressure to switch to pre-formulated, engineered media
and reagents.
Fragile, live cells from source materials such as blood, tissue, and organs are enabling the development of biologic-based
therapies and treatments for the leading causes of death and disability.
These must be transported from the processing lab to the
bedside in a refrigerated or frozen state to preserve viability, quality, and potency. This is Biopreservation!
OCTOBER 2011 INVESTOR PRESENTATION

OCTOBER 2011 INVESTOR PRESENTATION
Pre-formulated • cGMP • Serum-free • Protein-free
BioLife Products Meet The Opportunity
▪ Enable 2x to 3x
 longer shelf-life
 of cell and tissue
 -based clinical
 therapies -
 several days!
▪ Increase the
 yield and
 viability of cells
 in the clinical
 dose

OCTOBER 2011 INVESTOR PRESENTATION

CryoStor® & HypoThermosol® In Customer Clinical Trials
Any successful commercial application could result in $1-2M revenue per year

Rapidly Expanding Market
OCTOBER 2011 INVESTOR PRESENTATION

Source: VisionGain
Source: Management estimates, Axis Research Mind
Regenerative Medicine Market
Growth (Billions)
Demand for Biopreservation
Media (Millions)

Why Our Products Are In High Demand
Outperform all other
biopreservation media
Highest quality - GMP
Customer service
BioLife Preserved Cells
Competitive Products
OCTOBER 2011 INVESTOR PRESENTATION

OCTOBER 2011 INVESTOR PRESENTATION

Competition
Home-Brew Biopreservation Media

OCTOBER 2011 INVESTOR PRESENTATION

How Our Products Are Different
BioLife Biopreservation Media Advantages
Proprietary formula, optimized to protect cells from low temperature stress
Proprietary formula, optimized to protect cells from low temperature stress
Mitigates apoptosis & necrosis
Mitigates apoptosis & necrosis
Free radical scavengers
Free radical scavengers
Energy substrates
Energy substrates
pH buffers
pH buffers
Pre-Formulated - no mixing required
Pre-Formulated - no mixing required
cGMP manufactured
cGMP manufactured
USP or highest quality components
USP or highest quality components
USP sterility tested
USP sterility tested
USP endotoxin tested
USP endotoxin tested
Bioassay tested
Bioassay tested
FDA Master File
FDA Master File

OCTOBER 2011 INVESTOR PRESENTATION

Estimated 2010 Segment Revenues
Regenerative
Medicine
Drug Discovery
BioBanking
Distributor
Contract Mfg
Diverse Customer Base

OCTOBER 2011 INVESTOR PRESENTATION

Industry Leading Customers

▪ 7 issued patents
▪ 5 submitted applications
▪ Over 200 third-party issued
 and pending patents citing
 BioLife products
INTELLECTUAL PROPERTY
EMBEDDED TECHNOLOGY
OCTOBER 2011 INVESTOR PRESENTATION
Proprietary, High-Value Technology
 Critical supplier status with leading
 companies:
 ▪Regenerative medicine
 ▪Cord blood banks
 ▪Suppliers of cells used in drug
 screening

Revenue Model Key to Record Growth
REVENUE STREAMS
HIGHLIGHTS
Drug
Discovery
Regnerative
Medicine
Contract
Mfg
Distributor
Biobanking
OCTOBER 2011 INVESTOR PRESENTATION
* Trailing 12 Months

OCTOBER 2011 INVESTOR PRESENTATION

Growth Trend
Record Revenue in Last 5 Quarters

Investment Summary
OCTOBER 2011 INVESTOR PRESENTATION

• Best-in-class,
 proprietary, first-
 choice market
 position
• Leading supplier
 of clinical grade
 biopreservation
 media products
• BioLife technology is
 embedded in
 numerous current &
 development stage
 clinical products
• Significant revenue
 upside upon
 regulatory approval
 of customer
 products
• High-quality,
 scalable GMP
 manufacturing
 facility
• ISO 13485 certified
• FDA Master Files
• 30% - 50% annual
 revenue growth
• Moving to the
 NASDAQ market

OTCBB:
BLFS
http://biolifesolutions.com